EXHIBIT 99.1

SOCIALYTE, LLC

AND ITS SUBSIDIARY

(Delaware Limited Liability Companies)

CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

SOCIALYTE LLC, AND ITS SUBSIDIARY

TABLE OF CONTENTS

SEPTEMBER 30, 2022

1

Independent Auditors' Review Report

The Members of

Socialyte, LLC

Results of Review of Interim Financial Information

We have reviewed the accompanying consolidated financial statements of Socialyte, LLC (a Delaware Limited Liability Company) and its subsidiaries, which comprise the consolidated balance sheet for the nine months ended September 30, 2022 and the related consolidated statements of income, members' equity, and cash flows for the nine months then ended, and the related notes to the consolidated financial statements (collectively referred to as the interim financial information).

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Basis of Review Results

We conducted our review in accordance with auditing standards generally accepted in the United States of America (GAAS) applicable to review of interim financial information. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. A review of interim financial information is substantially less in scope than an audit conducted in accordance with GAAS, the objective of which is the expression of an opinion regarding the financial information as a whole, and accordingly, we do not express such an opinion. We are required to be independent of Socialyte, LLC and its subsidiaries and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our review. We believe that the results of the review procedures provide a reasonable basis or our conclusion.

Responsibilities of Management for the Interim Financial Information

Management is responsible for the preparation and fair presentation of the interim financial information in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Walnut Creek, California

January 27, 2023

2

SOCIALYTE, LLC AND ITS SUBSIDIARY

CONSOLIDATED BALANCE SHEET - SEPTEMBER 30, 2022

ASSETS
CURRENT:
Cash	$205,822
Accounts receivable, net (pledged)	3,919,324
Prepaid expenses	216,005

TOTAL CURRENT ASSETS	4,341,151

PROPERTY AND EQUIPMENT, net (encumbered)	30,827

OTHER ASSETS:
Receivable from related parties	2,800,704
Intangible assets, net	321 ,490
$7,494, 172

LIABILITIES

CURRENT:
Line of credit	$1,500,000
Accounts payable	2,628,590
Accrued liabilities	1,494,069
Payable to related parties	212,577
Deferred revenue	1,475,742

TOTAL LIABILITIES (All Current)	7,310,978

MEMBERS' EQUITY

MEMBERS' EQUITY	183,194
$7,494,172

See accompanying independent accountants' review report and notes to consolidated financial statements.

3

SOCIALYTE, LLC AND ITS SUBSIDIARY

CONSOLIDATED STATEMENT OF INCOME

NINE MONTHS ENDED SEPTEMBER 30, 2022

NET REVENUE	$4,625,908

OPERATING EXPENSES:
General and administrative expenses	4,835,576

LOSS FROM OPERATIONS	(209,668)

OTHER INCOME (EXPENSES):
Paycheck Protection Program loan forgiveness	716,343
Interest expense	(31,365)

NET INCOME	$475,310

See accompanying independent accountants ' review report and notes to consolidated financial statements.

4

SOCIALYTE, LLC AND ITS SUBSIDIARY

CONSOLIDATED STATEMENT OF MEMBERS' EQUITY

Balance, January 1, 2022	$(292,116)
Net income	475,310
Balance, September 30, 2022	$183,194

See accompanying independent accountants' review report and notes to consolidated financial statements.

5

SOCIALYTE, LLC AND ITS SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

NINE MONTHS ENDED SEPTEMBER 30, 2022

CASH FLOW FROM OPERATING ACTIVITIES:
Net income		$475,310
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	$85,134
Provision for bad debts	410,710
Paycheck Protection Program loan forgiveness	(716,343)
Decrease (increase) in:
Accounts receivable	5,789,741
Prepaid expenses	(9,323)
Increase (decrease) in:
Accounts payable	(3,812,148)
Accrued expenses	(1,926,881)
Deferred revenue	(118,142)	297,252)
NET CASH PROVIDED BY OPERATING ACTIVITIES		178,058

CASH FLOWS FROM INVESTING ACTIVITIES:
Net receivable from related parties	(259,559)
Purchases of property and equipment	(8,915)
Purchases of intangible assets	(113,501)
NET CASH USED BY INVESTING ACTIVITIES		(381,975)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net decrease in line of credit	(665,000)
NET CASH USED BY FINANCING ACTIVITIES		(665,000)

NET DECREASE IN CASH		(868,917)
CASH, beginning of year		1,074,739
CASH, end of period		$205,822

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest		$31,365

See accompanying independent accountants' review report and notes to consolidated financial statements.

6

SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - SEPTEMBER 30, 2022

Note 1.  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Nature of business:

Socialyte, LLC and its subsidiary (the "Company ") are American multi-platform media companies that focuses on fashion, beauty, music and lifestyle reaching its audience through their influencers and digital properties. Revenue for the Company is generated from influencer content and marketing services.

Principles of consolidation:

The accompanying consolidated financial statements include the accounts of Socialyte, LLC and Simply Stylist, LLC, a single member LLC, after the elimination of intercompany accounts and transactions.

Basis of accounting:

The accompanying financial statements are prepared on the accrual basis of accounting.

Accounts receivable:

Accounts receivable are stated at the amount management expects to collect from outstanding balances. The Company uses the allowance method to account for uncollectible accounts. Accounts receivable are reviewed monthly and an allowance is provided, if necessary, for the estimated amount of uncollectible accounts. It is the Company's policy to charge off uncollectible accounts receivable when management determines the receivable will not be collected. Allowance for doubtful accounts was approximately $749,234 as of September 30, 2022.

Property and equipment:

Property and equipment is stated at cost. Costs of replacements and major improvements are capitalized, and maintenance and repairs are charged to operation s as incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which are as follows:

Equipment	3 years
Computer software	3 years

Goodwill:

The Company adopted the accounting alternative offered to nonpublic entities for the subsequent measurement of goodwill. In accordance with this alternative, the Company amortizes goodwill over ten years on the straight-line basis and only evaluates goodwill for impairment at the entity level when a triggering event occurs.

Intangible assets:

Intangible assets with finite lives are amortized over their estimated useful lives. The useful life of an intangible asset is the period over which the asset is expected to contribute directly or indirectly to future cash flow.

7

SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - SEPTEMBER 30, 2022

Note 1.  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(Continued):

Impairment of long-lived assets:

Long-lived assets are reviewed for impairment whenever events and circumstances indicate the carrying value of an asset may not be recoverable. The Company believes that no impairment exists of its long-lived assets at September 30, 2022.

Revenue recognition:

The Company recognizes revenue in accordance with Accounting Standards Codification ("ASC") Topic 606, Revenue from Contracts with Customers using the modified retrospective method. The Company generates revenue from its managed services when a marketer (typically a brand, agency or partner) pays the Company to provide custom content, influencer marketing, amplification or other consulting services ("Managed Services").

The Company enters into management agreements with a roster of social media influencers and are paid a percentage of the revenue earned by the social media influencer. Due to the short- term nature of these contracts, the performance obligation is typically completed and revenue is recognized at a point in time, typically the date of publication. The Company also recognizes certain fees over time as the services are consumed by its clients.

For Managed Services Revenue, the Company enters into an agreement to provide services that may include multiple distinct performance obligations in the form of: (i) an integrated marketing campaign to provide influencer marketing services, which may include facilitating influencer blogs, tweets, photos or videos shared through social network offerings and content promotion in accordance with the brands guidelines and (ii) custom content items, such as a research or news article, informational material or videos.

The Company may provide one type or a combination of all types of these performance obligations on a statement of work for a negotiated fee. The Company allocates revenue to each performance obligation in the contract at inception based on its relative standalone selling price. These performance obligations are to be provided over a stated period that may range from one day to one year. Revenue is accounted for when the performance obligation has been satisfied depending on the type of service provided.

Principal vs. Agent:

When a third-party is involved in the delivery of the Company's services to their client, the Company assesses whether or not they act as a principal or an agent in the arrangement. The assessment is based on whether the Company controls the specified services at any time before they are transferred to the customer.

If the Company determines they do not control the specified services before transferring those services to the customer, and they are not primarily responsible for the performance of the third-party services, nor can they redirect those services to fulfill any other contracts, the Company acts as an agent on the performance obligations and records revenue as the net amount of the gross billings less amounts remitted to third parties. In these types of arrangements, the gross billings are recorded as other receivables in the consolidated balance sheets and the amounts to be remitted to third parties are recorded as "influencer accruals" within accrued liabilities in the consolidated balance sheets.

8

SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - SEPTEMBER 30, 2022

Note 1.  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(Continued):

Income taxes:

Socialyte, LLC and Simply Stylist, LLC elected to be treated as limited liability companies for federal and state income tax purposes. As a result, the net income of Socialyte, LLC and Simply Stylist, LLC are taxable to the members. Accordingly, the accompanying consolidated financial statements do not include a provision for federal and state income taxes.

Note 2.  NATURE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Note 3.  CONCENTRATIONS OF CREDIT RISK:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. The Company places its cash with high credit quality financial institutions. At times, the account balances may exceed the institution's federally insured limits. The Company has not experienced any losses in such accounts. Trade accounts receivable are due from a large number of customers in North America.

Note 4.  PROPERTY AND EQUIPMENT:

The balance of property and equipment by category at September 30, 2022 is as follows:

Computer software	$367,127
Equipment	124,676

491,803
Less accumulated depreciation	460,976

Total	$30,827

Depreciation expense for the nine months ended September 30, 2022 was $51,360.

9

SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - SEPTEMBER 30, 2022

Note 5.  INTANG IBLE ASSETS:

The carrying amount of intangible assets at September 30, 2022 is as follows:

	Estimated	Gross Carrying	Accumulated	Net Carrying
	Useful Life	Amount	Amortization	Amount

Goodwill	10 years	$308,631	$163,746	$144,885
Goodwill - Boldstreak	3 years	263,501	86,896	176,605

		$572,132	$250,642	$321,490

Amortization expense for the nine months ended September 30, 2022 was $33,774.

Based upon intangible assets recorded as of September 30, 2022, future amortization of intangible assets is expected to be as follows:

Year Ending December 31.
2022 Q4	$23,053
2023	65,944
2024	42,213
2025	42,213
2026	42,213
Thereafter	105,854
Total	$321 490

Note 6.  LINE OF CREDIT:

The Company has a revolving line of credit with a bank, secured by the personal guarantee of the majority member. Under this line of credit, advances will be made to the Company from time to time up to and including June 22, 2022, not to exceed $3,500,000. This line shall bear interest at the U.S. prime rate less 0.50% with a minimum rate of 2.75%, currently at 4.25%. The balance outstanding as of September 30, 2022 was $1,500,000. The line was renewed on June 22, 2022 for the amount of $1,500,000, due June 22, 2023, with interest rate Prime less 0.50%.

Note 7.  ACCRUED LIABILITIES:

Accrued liabilities at September 30, 2022 consist of the following:

Influencer accruals	$1,259,913
Payroll and bon uses	167,078
Other	67,078
Total	$1,494,069

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SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - SEPTEMBER 30, 2022

Note 8.  PAYCHECK PROTECTION PROGRAM LOAN:

In response to the coronavirus (COVID-19) outbreak in 2020, the U.S. Federal Government enacted the Coronavirus Aid, Relief, and Economic Security Act that, among other economic stimulus measures, established the Paycheck Protection Program (PPP) to provide small business loans.

In March 2021, the Company obtained a second PPP loan for $716,343. The Company used the proceeds from the note for qualifying expenses and applied for forgiveness on July 15, 2022. Management received approval of its application for the loan to be forgiven in August 2022, and recognized a gain on forgiveness of the loan during the quarter ended September 30, 2022.

Note 9.  RELATED PARTY TRANSACTIONS AND BALANCES:

The Company has receivable from affiliates of $2,800,704 as of September 30, 2022. The Company has payable to affiliates of $212,577 as of September 30, 2022. Balances due from and due to related parties relate to working capital advances. The Company had an operating lease with an affiliate company through June 30, 2022. The amount paid to related party is $85,495 during the nine month ended September 30, 2022.

Note 10.  MEMBERS' EQUITY:

On August 20, 2015, Nylon Media, Inc. contributed substantially all of the assets and liabilities relating to the "Socialyte" business to a newly formed subsidiary, Socialyte, LLC, a Delaware limited liability company ("Socialyte, LLC") formed July 2015, in exchange for 6,500,000 Class A Units of Socialyte, LLC. At September 30, 2022, 6,500,000 Class A units are outstanding.

Pursuant to the Amended and Restated Limited Liability Company Agreement of Socialyte, LLC (the "Socialyte Operating Agreement"), Socialyte, LLC may issue Profits Interest Units of Socialyte, LLC to its existing or new employees, officers, consultants, managers, investors or other providers of services to Socialyte, LLC or any of its subsidiaries pursuant to, and subject to the terms of, written agreements approved by Socialyte, LLC's board of managers (each, a "Socialyte Unit Issuance Agreement"). The Profits Interest Units of Socialyte, LLC are intended to constitute "profits interest," as such term is used by IRS Revenue Procedure 93-27, 1993-2 C.B. 343 and IRS Revenue Procedure 2001-43, 2001 -2 C.B. 191 for federal income tax purposes. Vesting terms of the Profits Interest Units of Socialyte, LLC are set forth in the applicable Socialyte Unit Issuance Agreement. Immediately prior to the issuance of each Profits Interest Unit of Socialyte, LLC, the Gross Asset Values (as defined in the Socialyte Operating Agreement) of all assets of Socialyte, LLC shall be adjusted to equal their respective fair market values in accordance with the terms set forth in the Socialyte Operating Agreement. Each Profits Interest Unit of Socialyte, LLC (a) shall entitle its record owner to share in the appreciation in the fair market value of Socialyte, LLC from the date of issuance of such Profits Interest Unit and not in any fair market value of Socialyte, LLC accrued prior to the issuance of such Profits Interest Unit, and (b) shall not be entitled to any retroactive allocation of the profits, losses, income, gains, deductions, credits or other items of Socialyte, LLC.

During the nine months ended September 30, 2022, no Profits Interest Units were issued. On September 30, 2022, 7,010,089 Profit Interest Units are outstanding.

11

SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - SEPTEMBER 30, 2022

Note 11.   RETIREMENT PLAN:

Effective September 1, 2019, the Company adopted a 401(k)-retirement savings plan which includes a discretionary employer-provided match covering substantially all full-time employees. The employees must attend age of 21 and complete three months of service to be eligible for employee deferrals. Eligible employees are automatically enrolled in the plan after satisfying the plan entry requirements, with 3% contribution, if not chosen otherwise. Employer contribution equals 50% on the first 4% of pay that employee elects to contribute, and subject to vesting schedule, with interest fully vested after completion of three years of service. For the nine months ended September 30, 2022, the discretionary contribution was $53,152.

Note 13.  SUBSEQUENT EVENTS:

Management has evaluated subsequent events through January 27, 2023, the date which the financial statements were available to be issued.

On November 14, 2022, (the "Closing Date"), pursuant to a membership purchase agreement, NSL Ventures, LLC ("NSL "), the single member of Socialyte LLC ("Socialyte") sold I00% its membership interest in Socialyte to Dolphin Entertainment, Inc. ("Dolphin"), a Florida corporation. As consideration for the sale, NSL received $13 million and up to $5 million of additional consideration if certain financial targets are met in 2022. On the Closing Date, Dolphin paid NSL $5 million cash and issued 1,346,257 shares of its common stock, par value $0.015 trading on Nasdaq Capital Markets under the symbol DLPN (the "Common Stock"). Dolphin issued to NSL a $3 million unsecured promissory note to be repaid in two equal installments during the year ended December 31, 2023. In addition, NSL was issued 685,234 shares of Common Stock in satisfaction of the Closing Date working capital adjustment.

The sale of Socialyte was partially financed through a $3 million, five-year secured loan from BankProv in which Socialyte is a co-borrower ("Term Note "). The Term Note bears interest at a rate of 7.37% per annum and provides for monthly payments of principal plus interest commencing on December 14, 2022 for a period of five years. The Term Note contains clauses for prepayment penalties if the loan is prepaid during the first three years as well as other customary clauses. Prior to the Closing Date, NSL paid off the line of credit with First Republic Bank.

12

SOCIALYTE, LLC

AND ITS SUBSIDIARY

(Delaware Limited Liability Companies)

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND DECEMBER 31, 2020

13

SOCIALYTE LLC, AND ITS SUBSIDIARY

TABLE OF CONTENTS

DECEMBER 31, 2021 AND DECEMBER 31, 2020

14

Independent Auditors' Report

The Members of

Socialyte, LLC

Opinion

We have audited the accompanying financial statements of Socialyte, LLC and its subsidiary (Delaware limited liability companies), which comprise the consolidated balance sheets as of December 31, 2021 and Decem ber 31, 2020, and the related consolidated statements of operations, member's equity (deficit), and cash flows for the years then ended, and the related notes to the consolidated financial statements.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Socialyte, LLC and its subsidiary as of December 31, 2021 and December 31, 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor 's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Socialyte, LLC and its subsidiary and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Correction of Error

As discussed in Notes 1 and 12 to the financial statements, management has determined that revenue should be reported net of amounts due to third parties when it acts as the agent for certain contracts. In addition, certain errors resulting in understatement of amounts previously reported as accounts receivable, accounts payable and accrued expenses, and net sales for the years ended December 31, 2021 and 2020 were discovered by management of the Company during the current year. Accordingly, amounts reported for these accounts have been restated in the 2021 and 2020 financial statements now presented, to correct the error. Our opinion is not modified with respect to the matter.

Prior Period Financial Statements

The consolidated financial statements as of December 31, 2020, were audited by RINA Accountancy LLP, who merged with Aprio LLP as of August 1, 2022, and whose report dated November 10, 2021, expressed an unmodified opinion on those consolidated statements.

15

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Socialyte, LLC and its subsidiary 's ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor 's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

ln performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Socialyte, LLC and its subsidiary 's internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Socialyte, LLC and its subsidiary 's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Walnut Creek, California

January 27, 2023

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SOCIALYTE, LLC AND ITS SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

	December 31, 2021	December 31, 2020
	(Restated)	(Restated)
ASSETS
CURRENT :
Cash	$1,074,739	$629,303
Accounts receivable, net (pledged)	10,119,775	7,195,506
Prepaid expenses	206,682	125,061

TOTAL CURRENT ASSETS	11,401,196	7,949,870

PROPERTY AND EQUIPMENT, net (encumbered)	73,272	82,115
OTHER ASSETS:
Receivable from related parties	2,559,149	2,116,642
Intangible assets, net	241,763	322,626
	$14,275,380	$10,471 ,253

LIABILITIES
CURRENT:
Line of credit	$2,165,000	$150,000
Accounts payable	6,440,738	5,113,811
Accrued liabilities	3,420,950	2,794,238
Note payable - related party	—	2,400,000
Payable to related parties	230,581	167,497
Deferred revenue	1,593,884	1,592,559
TOTAL CURRENT LIABILITIES	13,851,153	12,218,105
LONG-TERM:
Paycheck Protection Program loan	716,343	629,377
TOTAL LIABILITIES	14,567,496	12,847,482

MEMBERS' EQUITY (DEFICIT)
MEMBERS' EQUITY (DEFICIT)	(292,116)	(2,376,229)
	$14,275,380	$10,471,253

See notes to consolidated financial statements.

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SOCIALYTE, LLC AND ITS SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
	(Restated)	(Restated)

NET REVENUE	$8,210,737	$5,053,683

OPERATING EXPENSES:
General and administrative expenses	6,454,156	5,064,034

INCOME (LOSS) FROM OPERATIONS	1,756,581	(10,351)
OTHER INCOME (EXPENSES) :
Paycheck Protection Program loan forgiveness	629,377	—
Interest expense	(95,945)	(79,796)
Loss on disposal of fixed assets	—	(48,107)
Other expense	(205,900)	(317,739)

NET INCOME (LOSS)	$2,084,113	$(455,993)

See notes to consolidated financial statements.

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SOCIALYTE, LLC AND ITS SUBSIDIARY

CONSOLIDATED STATEMENTS OF MEMBERS' EQUITY (DEFICIT)

Restated
Balance at January 1, 2020	$(1,920,236)
Net loss	(455,993)
Balance at December 31, 2020	(2,376,229)
Net income	2,084,113
Balance at December 31, 2021	$(292,116)

See notes to consolidated financial statements.

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SOCIALYTE, LLC AND ITS SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2021		Year Ended December 31, 2020
	(Restated)		(Restated)
CASH FLOW FROM OPERATING ACTIVITIES:
Net income (loss)		$2,084,113		$(455,993)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	$141,981		$176,358
Loss from disposal of fixed assets	—		48,107
Provision for bad debts	176,254		41,932
Paycheck Protection Program loan forgiveness	(629,377)		—
Decrease (increase) in:
Accounts receivable	(3,100,523)		(1,799,972)
Prepaid expenses	(81,621)		(72,292)
Increase (decrease) in:
Accounts payable	1,326,927		1,985,908
Accrued expenses	626,712		53,783
Deferred revenue	1,325	1,538,3222	66,347	500,171

NET CASH PROVIDED BY OPERATING ACTIVITIES		545,791		44,178

CASH FLOWS FROM INVESTING ACTIVITIES:
Net receivable from related parties	(379,423)		(893,272)
Purchases of property and equipment	(52,275)		(37,778)
Purchases of intangible assets	—		(150,000)

NET CASH USED BY INVESTING ACTIVITIES		(431,698)		(1,081,050)

CASH FLOWS FROM FINANCTNG ACTIVITIES:
Net increase (decrease) in line of credit	2,015,000		(1,700,000)
Proceeds (repayment) from related party note payable	(2,400,000)		2,400,000
Proceeds from Paycheck Protection Program	716,343		629,377

NET CASH PROVIDED BY FINANCING ACTIVITIES		331,343		1,329,377

NET INCREASE TN CASH		445,436		292,505
CASH, beginning of year		629,303		336,798
CASH, end of year		$1,074,739		$629,303

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest		$95,945		$79,796
Noncash investing and financing transactions:
Sale of software technology to related party		$—		$84,530

See notes to consolidated financial statements.

20

SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -

DECEMBER 31, 2021 AND DECEMBER 31, 2020

Note 1.  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Nature of business:

Socialyte, LLC and its subsidiary (the "Company") are American multi-platform media companies that focuses on fashion, beauty, music and lifestyle reaching its audience through their influencers and digital properties. Revenue for the Company is generated from influencer content and marketing services.

Principles of consolidation:

The accompanying consolidated financial statements include the accounts of Socialyte, LLC and Simply Stylist, LLC, a single member LLC, after the elimination of intercompany accounts and transactions.

Basis of accounting:

The accompanying financial statements are prepared on the accrual basis of accounting.

Accounts receivable:

Accounts receivable are stated at the amount management expects to collect from outstanding balances. The Company uses the allowance method to account for uncollectible accounts. Accounts receivable are reviewed monthly and an allowance is provided, if necessary, for the estimated amount of uncollectible accounts. It is the Company's policy to charge off uncollectible accounts receivable when management determines the receivable will not be collected. Allowance for doubtful accounts was approximately $268,000 and $92,000 as of December 31, 2021 and December 31, 2020, respectively.

Property and equipment:

Property and equipment is stated at cost. Costs of replacements and major improvements are capitalized, and maintenance and repairs are charged to operations as incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which are as follows:

Equipment	3 years
Computer software	3 years

Goodwill:

The Company adopted the accounting alternative offered to non public entities for the subsequent measurement of goodwill. In accordance with this alternative, the Company amortizes goodwill over ten years on the straight-line basis and only evaluates goodwill for impairment at the entity level when a triggering event occurs.

Intangible assets:

Intangible assets with finite lives are amortized over their estimated useful lives. The useful life of an intangible asset is the period over which the asset is expected to contribute directly or indirectly to future cash flow.

Impairment of long-lived assets:

Long-lived assets are reviewed for impairment whenever events and circumstances indicate the carrying value of an asset may not be recoverable. The Company believes that no impairment exists of its long-lived assets at December 31, 2021 and December 31, 2020.

21

SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -

DECEMBER 31, 2021 AND DECEMBER 31, 2020

Note 1.  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(Continued):

Revenue recognition:

The Company recognizes revenue in accordance with Accounting Standards Codification ("ASC") Topic 606, Revenue from Contracts with Customers using the modified retrospective method. The Company generates revenue from its managed services when a marketer (typically a brand, agency or partner) pays the Company to provide custom content, influencer marketing, amplification or other consulting services ("Managed Services").

The Company enters into management agreements with a roster of social media influencers and are paid a percentage of the revenue earned by the social media influencer. Due to the short- term nature of these contracts, the performance obligation is typically completed and revenue is recognized at a point in time, typically the date of publication. The Company also recognizes certain fees over time as the services are consumed by its clients.

For Managed Services Revenue, the Company enters into an agreement to provide services that may include multiple distinct performance obligations in the form of: (i) an integrated marketing campaign to provide influencer marketing services, which may include facilitating influencer blogs, tweets, photos or videos shared through social network offerings and content promotion in accordance with the brands guidelines and (ii) custom content items, such as a research or news article, informational material or videos.

The Company may provide one type or a combination of all types of these performance obligations on a statement of work for a negotiated fee. The Company allocates revenue to each performance obligation in the contract at inception based on its relative standalone selling price. These performance obligations are to be provided over a stated period that may range from one day to one year. Revenue is accounted for when the performance obligation has been satisfied depending on the type of service provided.

Principal vs. Agent

When a third-party is involved in the delivery of the Company's services to their client, the Company assesses whether or not they act as a principal or an agent in the arrangement. The assessment is based on whether the Company controls the specified services at any time before they are transferred to the customer.

If the Company determines they do not control the specified services before transferring those services to the customer, and they are not primarily responsible for the performance of the third-party services, nor can they redirect those services to fulfill any other contracts, the Company acts as an agent on the performance obligations and records revenue as the net amount of the gross billings less amounts remitted to third parties. In these types of arrangements, the gross billings are recorded as other receivables in the consolidated balance sheets and the amounts to be remitted to third parties are recorded as "influencer accruals" within accrued liabilities in the consolidated balance sheets.

22

SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -

DECEMBER 31, 2021 AND DECEMBER 31, 2020

Note 1.  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(Continued):

Revenue recognition (continued):

Factoring Agreement

On May 6, 2022, the Company entered into a Partnership Factoring Agreement ("Factoring Agreement") with CLO Advances LLC ("CLO"), in which the Company agreed to sell to CLO client receivables for a purchase price of 1% of the receivable purchases. The Factoring Agreement was effective June 1, 2022, for a period of 24 months and will continue for successive terms of one year unless either party notifies the other of its intention to terminate the Factoring Agreement with at least 30-day notice. The purchase of the client receivables is at the sole discretion of CLO. CLO will pay the Company within 48 hours of the Company completing the service to the client for the receivables that CLO opts to purchase.

Income taxes:

Socialyte, LLC and Simply Stylist, LLC elected to be treated as limited liability companies for federal and state income tax purposes. As a result, the net income of Socialyte, LLC and Simply Stylist, LLC are taxable to the members. Accordingly, the accompanying consolidated financial statements do not include a provision for federal and state income taxes.

Note 2.  NATURE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Note 3.  CONCENTRATIONS OF CREDIT RISK:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. The Company places its cash with high credit quality financial institutions. At times, the account balances may exceed the institution's federally insured limits. The Company has not experienced any losses in such accounts. Trade accounts receivable are due from a large number of customers in North America.

Note 4.  PROPERTY AND EQUIPMENT:

The balance of property and equipment by category at December 31 is as follows:

	December 31,
	2021	2020

Computer software	$367,127	$367,127
Equipment	115,762	63,487
	482,889	430,614

Less accumulated depreciation	409,617	348,499

Totals	$73,272	$82,115

Depreciation expense for the years ended December 31, 2021 and December 31, 2020 was $61,118 and $119,226, respectively.

23

SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -

DECEMBER 31, 2021 AND DECEMBER 31, 2020

Note 5.  INTANG IBLE ASSETS:

The carrying amount of intangible assets is as follows:

	December 31, 2021
	Estimated	Gross Carrying	Accumulated	Net Carrying
	Useful Life	Amount	Amortization	Amount

Goodwill	10 years	$308,631	$140,599	$168,032
Goodwill - Boldstreak	3 years	150,000	76,269	73,731
		$458,631	$216,868	$241,763

	December 31, 2020
	Estimated	Gross Carrying	Accumulated	Net Carrying
	Useful Life	Amount	Amortization	Amount

Goodwill	10 years	$308,631	$109,736	$198,895
Goodwill - Boldstreak	3 years	150,000	26,267	123,731
		$458,631	$136,005	$322,626

Amortization expense for the years ended December 31, 2021 and December 31, 2020 was $80,863 and $57,132, respectively.

Based upon intangible assets recorded as of December 31, 2021, future amortization of intangible assets is expected to be as follows:

Year Ending December 31,
2022	$80,863
2023	54,594
2024	30,863
2025	30,863
Thereafter	44,580
Total	$241,763

24

SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -

DECEMBER 31, 2021 AND DECEMBER 31, 2020

Note 6.  ACCRUED LIABILITIES:

Accrued expenses consist of the following at December 31:

	December 31,
	2021	2020

Influencer accruals	$2,725,714	$2,674,430
Payroll and bonuses	624,306	87,151
Professional fees	48,930	20,657
Taxes	12,000	12,000
Other	10,000	—

Totals	$3,420,950	$2,794,238

Note 7.  LINE OF CREDIT:

The Company has a revolving line of credit with a bank, secured by the personal guarantee of the majority member. Under this line of credit, advances will be made to the Company from time to time up to and including June 22, 2022, not to exceed $3,500,000. This line shall bear interest at the U.S. prime rate less 0.50% with a minimum rate of 2.75%, currently at 2.75%. The balance outstanding as of December 31, 2021 and December 31, 2020 was $2,165,000 and $150,000, respectively. The line was renewed on June 22, 2022 for the amount of $1,500,000, due June 22, 2023, with interest rate Prime less 0.50%.

Note 8.  PAYCHECK PROTECTION PROGRAM LOAN:

In response to the coronavirus (COVID-1 9) outbreak in 2020, the U.S. Federal Government enacted the Coronavirus Aid, Relief, and Economic Security Act that, among other economic stimulus measures, established the Paycheck Protection Program (PPP) to provide small business loans. In May 2020, the Company obtained a PPP loan for $629,377 which is included in the Company's loan payable balance at December 31, 2020. The note matures May 2022 and bears interest at a fixed annual rate of 1%, with the first six months of interest deferred. The Company applied and received a full forgiveness on first PPP loan on September 3, 2021, and the revenue of $629,377 was recognized in 2021.

In March 2021, the Company obtained a second PPP loan for $716,343 which is included in the Company's loan payable balance at December 31, 2021. The note matures March 2026 and bears interest at a fixed annual rate of 1%. The Company used the proceeds from the note for qualifying expenses and applied for forgiveness on July 15, 2022. Management expects to receive approval of its application for the loan to be forgiven in 2022, at which time the Company will recognize a gain on forgiveness of the loan.

Note 9.  RELATED PARTY TRANSACTIONS AND BALANCES:

The Company has receivable from affiliates of 2,559,149 and $2,116,642 as of December 31, 2021 and December 31, 2020, respectively. The Company has payable to affiliates of $230,581 and $167,497 as of December 31, 2021 and December 31, 2020, respectively. Balances due from and due to related parties relate to working capital advances. The Company had an operating lease with an affiliate company through June 30, 2022. The amount paid to related party is $111,938 and $79,512 in 2021 and 2020, respectively.

25

SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -

DECEMBER 31. 2021 AND DECEMBER 31. 2020

Note 9.  RELATED PARTY TRANSACTIONS AND BALANCES (Continued):

The Company sold software technology to a related party for $84,530, the net book value of the technology in 2020.

The Company had a note payable of $2,400,000 with a related party, bearing interest rate of 2.75%, due December 31, 2021. The loan was paid off during 2021 with the proceeds received from line of cred it with First Republic Ban k (see Note 7).

Note 10.  MEMBERS' EQUITY:

On August 20, 2015, Nylon Media, Inc. contributed substantially all of the assets and liabilities relating to the "Socialyte" business to a newly formed subsidiary, Socialyte, LLC, a Delaware limited liability company ("Socialyte, LLC") formed July 2015, in exchange for 6,500,000 Class A Units of Socialyte, LLC. At December 31, 2021 and December 31, 2020, 6,500,000 Class A units are outstanding.

Pursuant to the Amended and Restated Limited Liability Company Agreement of Socialyte, LLC (the "Socialyte Operating Agreement"), Socialyte, LLC may issue Profits Interest Units of Socialyte, LLC to its existing or new employees, officers, consultants, managers, investors or other providers of services to Socialyte, LLC or any of its subsidiaries pursuant to, and subject to the terms of, written agreements approved by Socialyte, LLC's board of managers (each, a "Socialyte Unit Issuance Agreement "). The Profits Interest Units of Socialyte, LLC are intended to constitute "profits interest," as such term is used by IRS Revenue Procedure 93-27, 1993-2 C.B. 343 and IRS Revenue Procedure 2001-43, 2001 -2 C.B. 191 for federal income tax purposes. Vesting terms of the Profits Interest Units of Socialyte, LLC are set forth in the applicable Socialyte Unit Issuance Agreement. Immediately prior to the issuance of each Profits Interest Unit of Socialyte, LLC, the Gross Asset Values (as defined in the Socialyte Operating Agreement) of all assets of Socialyte, LLC shall be adjusted to equal their respective fair market values in accordance with the terms set forth in the Socialyte Operating Agreement. Each Profits Interest Unit of Socialyte, LLC (a) shall entitle its record owner to share in the appreciation in the fair market value of Socialyte, LLC from the date of issuance of such Profits Interest Unit and not in any fair market value of Socialyte, LLC accrued prior to the issuance of such Profits Interest Unit, and (b) shall not be entitled to any retroactive allocation of the profits, losses, income, gains, deductions, cred its or other items of Socialyte, LLC.

During the year ended December 31, 2021 and 2020, no Profits Interest Units were issued. On December 31, 2021 and December 31, 2020, 7,010,089 Profit Interest Units are outstanding.

Note 11.  RETIREMENT PLAN:

Effective September 1, 2019, the Company adopted a 40 l (k)-retirement savings plan which includes a discretionary employer-provided match covering substantially all full-time employees. The employees must attend age of 21 and complete three months of service to be eligible for employee deferrals. Eligible employees are automatically enrolled in the plan after satisfying the plan entry requirements, with 3% contribution, if not chosen otherwise. Employer contribution equals 50% on the first 4% of pay that employee elects to contribute, and subject to vesting schedule, with interest fully vested after completion of three years of service. For the years ended December 31, 2021 and December 31, 2020, the discretionary contribution was $56,601 and $61,292, respectively.

26

SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -

DECEMBER 31, 2021 AND DECEMBER 31, 2020

Note 12.  RESTATEMENT:

As discussed in Note 1. Revenue Recognition, the Company has determined that it is more appropriate to reflect revenue net of amounts due to influencers and other. Accordingly, the presentation on the consolidated statement of operations has been revised. In addition, the Company discovered an error in the reporting of amount owed to influencers and others as compared to previously issued financial statements for the years ended December 31, 2021 and 2020. The impact is as follows:

Year ended December 31, 2021:

	As Previously		Restated
	Reported	Adjustment	2021 Balance

Accounts receivable. Net	$9,661,374	$458,401	$10,119,775
Accounts payable	5,570,522	870,216	6,440,738
Accrued liabilities	2,242,582	1,178,368	3,420,950
Revenue	34,998,541	(26,787,804)	8,210,737
Cost of revenue	27,186,788	(27,186,788)	—
NET REVENUE	7,811,753	398,984	8,210,737
OPERATING EXPENSES	6,042,341	411,815	6,454,156
OTHER INCOM E (EXPENSES)	327,532	—	327,532
NET INCOME ( LOSS)	2,096,944	(12,831)	2,084,113
MEMBERS' EQUITY (Deficit). beginning of year	(660,210)	(1,716,019)	(2,376,229)
MEMBERS' EQUITY (Deficit). end of year	$1,436,734	$(1,728,850)	$(292,116)

Year ended December 31, 2020:

	As Previously		Restated
	Reported	Adjustment	2020 Balance

Accrued liabilities	$1,216,886	$1,577,352	$2,794,238
Revenue	22,935,549	(17,881,866)	5,053,683
Cost of revenue	17,965,269	(17,965,269)	—
NET REVENUE	4,970,280	83,403	5,053,683
OPERATING EXPENSES	5,064,034	—	5,064,034
OTHER INCOM E (EXPENSES)	(445,642)	—	(445,642)
NET INCOM E (LOSS)	(539,396)	83,403	(455,993)
MEMBERS' EQUITY (Deficit). beginning of year	(120,814)	(1,799,422)	(I,920,236)
MEMBERS' EQUITY (Deficit). end of year	$(660,210)	$(1,716,019)	$(2,376,229)

27

SOCIALYTE, LLC AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -

DECEMBER 31, 2021 AND DECEMBER 31. 2020

Note 13. COMMITMENTS:

At December 31, 2021, the Company is liable for a long-term operating lease for real property with an affiliate company through June 2022. Remaining payments total $58,497.

Rental expenses under long-term lease obligations allocable to the Company were $111,938 and $79,512 and for the years ended December 31, 2021 and December 31, 2020, respectively.

Note 14. SUBSEQUENT EVENTS:

Management has evaluated subsequent events through January 27, 2023, the date which the financial statements were available to be issued.

On November 14, 2022, (the "Closing Date"), pursuant to a membership purchase agreement, NSL Ventures, LLC ("NSL "), the single member of Socialyte LLC ("Socialyte") sold 100% its membership interest in Socialyte to Dolphin Entertainment, Inc. ("Dolph in "), a Florida corporation. As consideration for the sale, NSL received $13 million and up to $5 million of additional consideration if certain financial targets are met in 2022. On the Closing Date, Dolphin paid NSL $5 million cash and issued 1,346,257 shares of its common stock, par value $0.015 trading on Nasdaq Capital Markets under the symbol DLPN (the "Common Stock"). Dolphin issued to NSL a $3 million unsecured promissory note to be repaid in two equal installments during the year ended December 31, 2023. In addition, NSL was issued 685,234 shares of Common Stock in satisfaction of the Closing Date working capital adjustment.

The sale of Socialyte was partially financed through a $3 million, five-year secured loan from Bank Prov in which Socialyte is a co-borrower ("Term Note"). The Term Note bears interest at a rate of 7.37% per annum and provides for monthly payments of principal plus interest commencing on December 14, 2022 for a period of five years. The Term Note contains clauses for prepayment penalties if the loan is prepaid during the first three years as well as other customary clauses. Prior to the Closing Date, NSL paid off the line of cred it with First Republic Bank.

28